                                                                      Exhibit 24


                               POWERS OF ATTORNEY

     WITNESSETH, that each of the undersigned directors or officers of MOUNTAINBANK FINANCIAL CORPORATION ("MFC"), a North Carolina corporation, by his or her execution hereof, hereby constitutes and appoints each of J. W. DAVIS and GREGORY L. GIBSON, or any substitute appointed by either of them, jointly and severally, as his or her true and lawful attorney-in-fact and agent for him or her, and in his or her name, place, and stead, to execute and sign Registration Statements on Form S-8 or other appropriate form to be filed by MFC with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, with respect to the offer and issuance of shares of MFC's common stock to former directors, officers and employees of First Western Bank ("First Western") in connection with options previously granted by First Western pursuant to its 1998 and 1999 Nonstatutory Stock Option Plans and 1998 and 1999 Incentive Stock Option Plans; and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements, and file all of the same, together with all exhibits and schedules thereto and all other documents in connection therewith, with the Commission and with such state securities authorities as may be appropriate, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all the acts of each said attorney-in-fact and agent which they may lawfully do in the premises or cause to be done by virtue hereof.

          Signature                                    Title                       Date
          ---------                                    -----                       ----
     /s/ J. W. Davis                    President, Chief Executive            January 28, 2002
------------------------------------    Executive Officer and Director
         J. W. Davis                    (principal executive officer)


     /s/ Gregory L. Gibson              Chief Financial Officer               January 28, 2002
------------------------------------    Officer (principal financial
         Gregory L. Gibson              and accounting officer)



     /s/ Boyd L. Hyder                  Chairman                              January 28, 2002
------------------------------------
         Boyd L. Hyder


     /s/ William A. Banks               Director                              January 28, 2002
------------------------------------
         William A. Banks


     /s/ William H. Burton III          Director                              January 28, 2002
------------------------------------
         William H. Burton III


     /s/ Kenneth C. Feagin              Director                              January 28, 2002
------------------------------------
         Kenneth C. Feagin

    /s/ Danny L. Ford                  Director                              January 28, 2002
-----------------------------------
        Danny L. Ford


    /s/ J. Edward Jones                Director                              January 28, 2002
-----------------------------------
        J. Edward Jones


    /s/ Ronald R. Lamb                 Director                              January 28, 2002
-----------------------------------
        Ronald R. Lamb


    /s/ H. Steve McManus               Director                              January 28, 2002
-----------------------------------
        H. Steve McManus


    /s/ Van F. Phillips                Director                              January 28, 2002
-----------------------------------
        Van F. Phillips


    /s/ Catherine H. Schroader         Director                              January 28, 2002
-----------------------------------
        Catherine H. Schroader


    /s/ Maurice A. Scott               Director                              January 28, 2002
-----------------------------------
        Maurice A. Scott